UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|      Preliminary Proxy Statement
|_|      Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Pursuant to ss.240.14a-12

                                                MSB FINANCIAL CORP.
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                                 (Name of Registrant as Specified in its Charter)


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                     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
|X|      No fee required
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

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         (2) Aggregate number of securities to which transaction applies:

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         (3)      Per  unit  price  or other  underlying  value  of  transaction computed  pursuant to Exchange  Act Rule 0-11.  (set forth the amount on which the filing fee is calculated  and state how it was determined):

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         (4) Proposed maximum aggregate value of transaction:

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         (5) Total fee paid:

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|_|      Fee paid previously with preliminary materials.

|_|      Check box if any part of the fee is offset as provided by Exchange  Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


         (1) Amount previously paid:

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         (2) Form, Schedule or Registration Statement No.:

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         (3)  Filing Party:

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         (4)  Date Filed:

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

February 11, 2008






Dear Fellow Stockholders:


On behalf of the Board of Directors and management of MSB Financial Corp. (the "Company"), I cordially invite you to attend our Annual Meeting of Stockholders (the "Meeting") to be held at the Old Mill Inn, 225 Route 202, Basking Ridge, New Jersey 07920, on March 10, 2008, at 3:00 p.m. The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the Meeting.

The business to be conducted at the Annual Meeting consists of the election of three directors, the ratification of the appointment of independent auditors for the year ending June 30, 2008 and the approval of the MSB Financial Corp. 2008 Stock Compensation and Incentive Plan. The Company's Board of Directors unanimously recommends a vote "FOR" each matter to be considered. As discussed further under "Proposal III - Approval of the MSB Financial Corp. 2008 Stock Compensation and Incentive Plan" on page 4, the Company's largest outside stockholder, the PL Capital Group, has informed the Company of its intention to vote "FOR" the 2008 Stock Compensation and Incentive Plan.

Even if you plan to attend the meeting, please sign, date and return the proxy card in the enclosed envelope immediately. This will not prevent you from voting in person at the Meeting, but will assure that your vote is counted if you are unable to attend the Meeting.


                                           Sincerely,


                                           /s/Gary T. Jolliffe

                                           Gary T. Jolliffe
                                           President and Chief Executive Officer

--------------------------------------------------------------------------------
                               MSB FINANCIAL CORP.
--------------------------------------------------------------------------------
                               1902 LONG HILL ROAD
                          MILLINGTON, NEW JERSEY 07946

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
--------------------------------------------------------------------------------

                          TO BE HELD ON MARCH 10, 2008

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of MSB Financial Corp. (the "Company") will be held at the Old Mill Inn, 225 Route 202, Basking Ridge, New Jersey 07920, on March 10, 2008, at 3:00 p.m. The Meeting is for the purpose of considering and acting upon the following matters:


         1.   The election of three directors of MSB Financial Corp.;

         2. The ratification of the appointment of Beard Miller Company LLP as the Company's independent auditor for the year ending June 30, 2008; and

         3. The approval of the MSB Financial Corp. 2008 Stock Compensation and Incentive Plan.

         The transaction of such other business as may properly come before the Meeting, or any adjournments thereof, may also be acted upon. The Board of Directors is not aware of any other business to come before the Meeting.

         The Board of Directors of the Company has determined that the matters to be considered at the Meeting, described in the accompanying Notice of Annual Meeting and Proxy Statement, are in the best interest of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.
                                         ---


         Action may be taken on any one of the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Pursuant to the Company's bylaws, the Board of Directors has fixed the close of business on January 29, 2008 as the record date for determination of the stockholders entitled to vote at the Meeting and any adjournments thereof.


         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. You may revoke your proxy by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date. If you are present at the Meeting, you may revoke your proxy and vote in person on each matter brought before the Meeting. However, if you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your record holder to vote in person at the Meeting.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/Nancy E. Schmitz

                                              Nancy E. Schmitz
                                              Corporate Secretary

Millington, New Jersey
February 11, 2008


--------------------------------------------------------------------------------
IMPORTANT: PROMPTLY RETURNING THE ENCLOSED PROXY CARD WILL SAVE THE COMPANY THE ADDITIONAL EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                               MSB FINANCIAL CORP.
                               1902 LONG HILL ROAD
                          MILLINGTON, NEW JERSEY 07946
--------------------------------------------------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                 March 10, 2008


--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of MSB Financial Corp. (the "Company") to be used at the Annual Meeting of Stockholders of the Company which will be held at the Old Mill Inn, 225 Route 202, Basking Ridge, New Jersey 07920, on March 10, 2008, at 3:00 p.m. (the "Meeting"). The accompanying Notice of Annual
Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about February 11, 2008.


         At the Meeting, stockholders will consider and vote upon (i) the election of three directors of the Company; (ii) the ratification of the appointment of Beard Miller Company LLP as the Company's independent auditor for the fiscal year ending June 30, 2008 and (iii) the approval of the MSB Financial Corp. 2008 Stock Compensation and Incentive Plan. At the time this Proxy Statement is being mailed, the Board of Directors knows of no additional matters that will be presented for consideration at the Meeting. If any other business may properly come before the Meeting or any adjournment thereof, proxies given to the Board of Directors will be voted by its members in accordance with their best judgment.

         The Company is the parent company of Millington Savings Bank (the "Bank"). The Company is the majority-owned subsidiary of MSB Financial, MHC a federally-chartered mutual holding company.


--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person.

         Proxies solicited by the Board of Directors will be voted as specified thereon. If no specification is made, the signed proxies will be voted "FOR" the nominees for director as set forth herein, "FOR" the approval of the MSB
                                                  ---
Financial  Corp.  2008  Stock  Compensation  and  Incentive  Plan and  "FOR" the
                                                                        ---
ratification of the appointment of Beard Miller Company LLP as the Company's independent auditor for the fiscal year ending June 30, 2008. The proxy confers discretionary authority on the persons named thereon to vote with respect to the election of any person as a director where the nominee is unable to serve, or for good cause will not serve, and with respect to matters incident to the conduct of the Meeting.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------


         Stockholders of record as of the close of business on January 29, 2008 (the "Record Date"), are entitled to one vote for each share of the common stock of the Company, par value $0.10 per share (the "Common Stock"), then held. As of the Record Date, the Company had 5,620,625 shares of Common Stock issued and outstanding.


         The presence in person or by proxy of at least a majority of the outstanding Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. With respect to any matter, broker non-votes (i.e., shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter) will be considered present for purposes of determining whether a quorum is present.

         As to the election of directors (Proposal I), the proxy provided by the Board of Directors allows a stockholder to vote for the election of the nominees, or to withhold authority to vote for the nominees being proposed. Under the Company's bylaws, directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes or (ii) proxies as to which authority to vote for the nominees being proposed is withheld.

         As to the approval of the MSB Financial Corp. 2008 Stock Compensation and Incentive Plan (Proposal III) by checking the appropriate box, a stockholder may: vote "FOR" the Plan, vote "AGAINST" the Plan, or "ABSTAIN" with respect to the item. Approval of the Plan requires the affirmative vote of both (i) a majority of the votes cast, in person or by proxy, by the stockholders of the Company at the Meeting without regard to broker non-votes or proxies marked "ABSTAIN" and (ii) a majority of the votes eligible to be cast by stockholders of the Company at the Meeting other than MSB Financial, MHC.

         Concerning all other matters that may properly come before the Meeting, including the ratification of the independent auditors (Proposal II), by checking the appropriate box, a stockholder may: vote "FOR" the item, vote "AGAINST" the item, or "ABSTAIN" with respect to the item. Unless otherwise required by law, all such matters shall be determined by a majority of votes cast affirmatively or negatively without regard to broker non-votes or proxies marked "ABSTAIN" as to that matter.

Security Ownership of Certain Beneficial Owners

         The following table sets forth, as of the Record Date, the ownership of persons and groups known by the Company to own in excess of 5% of the Common Stock.

                                                                                           Percent of Shares
                                                             Amount and Nature of              of Common
        Name and Address of Beneficial Owner                 Beneficial Ownership          Stock Outstanding
-----------------------------------------------------     ---------------------------    ----------------------

PL Capital Group
20 E. Jefferson Avenue
Naperville, Illinois  60540                                           422,973                     7.5%

MSB Financial MHC
1902 Long Hill Road
Millington, New Jersey  07946                                       3,091,344                    55.0%

Security Ownership of Management

         The following table provides information as of the Record Date concerning ownership of the Company's common stock by the Company's directors and certain executive officers, including shares held directly as well as shares for which the individuals are deemed to have indirect beneficial ownership, such as shares held by spouses or minor children, in trust, and other forms of indirect beneficial ownership. The aggregate ownership of the following individuals amounts to 141,612 shares, representing approximately 2.5% of the shares outstanding.

                                                         Number of
               Beneficial Owner                           Shares
               ----------------                           ------

              E. Haas Gallaway, Jr.                       20,000
              W. Scott Gallaway                           11,112
              Gary T. Jolliffe                            22,040
              Thomas G. McCain                            20,064
              Albert N. Olsen                             36,101
              Ferdinand J. Rossi                          10,000
              Michael A. Shriner                          20,295
              Jeffrey E. Smith                             2,000


--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Company's Charter requires that the Board of Directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three-year period, with approximately one-third of the directors elected each year. The Board of Directors currently consists of seven members. Three directors will be elected at the Meeting, to serve for a three-year term and until their successors have been elected and qualified.

         E. Haas Gallaway, Jr., W. Scott Gallaway and Michael A. Shriner have been nominated by the Board of Directors to serve as directors. Each nominee is currently a member of the Board of Directors. It is intended that proxies solicited by the Board of Directors will, unless otherwise specified, be voted for the election of the named nominees. If any of the nominees is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board of Directors knows of no reason why any of the nominees might be unavailable to serve.

         The Board of Directors unanimously recommends that stockholders vote "FOR" the election of the nominees.


--------------------------------------------------------------------------------
              PROPOSAL II - RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

         The Audit Committee of the Board of Directors of the Company has appointed Beard Miller as the Company's independent auditor for the fiscal year ending June 30, 2008. A representative of Beard Miller is expected to be present at the Meeting, will have the opportunity to make a statement if he or she so desires, and is expected to be available to respond to appropriate questions.

         The Board of Directors  unanimously  recommends that  stockholders vote
"FOR" the ratification of the appointment of Beard Miller Company LLP as the Company's auditors for the 2008 fiscal year.


--------------------------------------------------------------------------------
               PROPOSAL III - APPROVAL OF THE MSB FINANCIAL CORP.
                   2008 STOCK COMPENSATION AND INCENTIVE PLAN
--------------------------------------------------------------------------------


         At the time of its initial public offering, which was completed in January 2007, the Company stated that it intended after the passage of at least six months from the offering to establish both (1) a stock option plan providing for the award of options equal to 4.9% of the total shares outstanding after the offering, and (2) a restricted stock plan providing for the award of shares equal to 1.96% of the total shares outstanding after the offering. In early January 2008, the Company prepared its proxy materials for the Annual Meeting of Stockholders, which was scheduled to be held on February 11, 2008. The 2008 Stock Compensation and Incentive Plan as presented in those proxy materials provided for the award of both stock options and restricted stock. On January 9, 2008, the PL Capital Group, which is the Company's largest outside stockholder, mailed a letter to the Company's stockholders stating its concerns with the 2008 Stock Compensation and Incentive Plan. The Company subsequently initiated discussions with the PL Capital Group, and the result of these discussions was that the Company revised the 2008 Stock Compensation and Incentive Plan to remove the authority to award shares of restricted stock. The PL Capital Group, in turn, modified its position and informed the Company of its intention to vote in favor of the 2008 Stock Compensation and Incentive Plan, as revised. The Company may in the future present to its stockholders for approval a plan that includes the authority to issue restricted stock. The Company's revision to the 2008 Stock Compensation and Incentive Plan was announced on January 29, 2008 and the press release included the following statements:

     o MSB Financial Corp. Chief Executive Officer Gary Jolliffe commented, "We are pleased to have the support of PL Capital and on behalf of the Board of Directors, I would like to express my sincere appreciation to all of our stockholders for their support. MSB remains committed to enhancing stockholder value and we are working diligently to make that happen for all stockholders."

     o "We think the revised Plan is appropriate and beneficial for the Company and its stockholders, and we are pleased to vote in favor of the revised Plan," stated PL Capital principal Richard Lashley. He also noted, "Importantly, PL Capital and other stockholders retain the right to review MSB Financial's actions to create shareholder value in 2008 before deciding whether to vote for a restricted stock plan in the future."

         The description of the Plan as provided in this Proxy Statement reflects the revised 2008 Stock Compensation and Incentive Plan. The Plan, as revised, provides that the Board of Directors or the Compensation Committee of the Board of Directors may grant stock options to officers, employees and directors as determined by the Compensation Committee. The number of shares of common stock to be reserved and available for delivery upon the exercise of stock options awarded under the Plan is 275,410 shares, representing 4.9% of the total shares outstanding at the time the Plan was approved by the Board of Directors.

Summary Description of the Plan

         The following is a general description of the material features of the Plan. This description is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached to this Proxy Statement as an appendix.

         Purposes. The purpose of the Plan is to provide incentives and rewards to officers, employees and directors that contribute to the success and growth of the Company and its subsidiaries or affiliates, and to assist the Company in attracting and retaining directors, officers and other key employees with experience and ability in order to aid the Company in rewarding such individuals who provide substantial services to the Company or its subsidiaries or affiliates, and who promote the creation of long-term value for the Company's shareholders by closely aligning the interests of participants with those of shareholders.


         Types of Awards. The Plan provides that the Committee may grant stock option awards to participants selected by the Committee. Options awarded under the Plan may be either options that qualify as incentive stock options ("ISOs") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options that do not, or cease to, qualify as incentive stock options under the Code ("non-statutory stock options" or "NSOs").


         Eligibility for Awards. Within the sole discretion of the Board or the Committee, Awards may be granted under the Plan to officers, employees and outside directors of the Company.

         Administration. The Plan will be administered by the Board of Directors or the Compensation Committee appointed by the Board. Members of the Committee shall be "Non-Employee Directors" within the meaning of Rule 16b-3 under to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). A majority of the members of the Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee.

         Subject to certain regulatory requirements of the Office of Thrift Supervision (the "OTS") with respect to plan administration, the Committee has broad authority under the Plan with respect to Awards granted thereunder, including, without limitation, the authority to:

     o    select the individuals to receive Awards under the Plan;

     o determine the type, number, vesting requirements and other features and conditions of individual Awards;

     o interpret the Plan and Award Agreements issued with respect to individual Awards; and

     o    make all other decisions related to the operation of the Plan.


         Each Award granted under the Plan will be evidenced by a written award agreement that sets forth the terms and conditions of each Award and may include additional provisions and restrictions as determined by the Committee. Decisions of the Committee shall be final, conclusive, and binding upon all persons with respect to Awards issued under the Plan. The Board of Directors may, in the exercise of its discretion, by resolution, undertake, perform or exercise any function or authority with respect to administration of the Plan.

         Shares Available; Adjustments. The number of shares ofo common stock to be reserved and available for delivery upon the exercise of stock options awarded under the Plan is 275,410 shares, representing 4.9% of the total shares outstanding at the time the Plan was approved by the Board of Directors.


         Shares delivered in accordance with the Plan shall be either authorized and unissued shares, shares purchased in the market or treasury shares, or partly out of each, as shall be determined by the Board. Shares subject to an award under the Plan that is canceled, expired, forfeited, or otherwise terminated without a delivery of shares or consideration to the participant will again be available for awards. The Committee will determine the appropriate adjustments, if any, to the number of shares available under the Plan and to awards under the Plan in the case of recapitalization, forward or reverse split, stock dividend, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction.

         Terms of Stock Options. A Stock Option gives the recipient the right to purchase shares of Common Stock at a future date at a specified price per share (the "exercise price"). The per share exercise price of a Stock Option may not be less than the Fair Market Value of a share of Common Stock on the date of grant. For the purposes of the Plan, "Fair Market Value" means the closing sales price reported on The Nasdaq Stock Market (as published by The Wall Street Journal, if published) on such date or, if the Common Stock was not traded on such date, on the immediately preceding day on which the Common Stock was traded thereon. The Committee may impose additional conditions upon the right of an optionee to exercise any Option granted hereunder which are not inconsistent with the terms of the Plan. If such Option is intended to qualify as an Incentive Stock Option, within the meaning of Section 422 of the Internal Revenue Code, then such Awards will also comply with additional restrictions under Section 422 of the Internal Revenue Code as set forth in the Plan. (See "Federal Income Tax Treatment of Awards under the Plan" below).


         Minimum Option Exercise Price. The exercise price of any Options that may be awarded during calendar year 2008 or 2009 shall not be less than $10.00 per share, subject to adjustment for stock splits, extraordinary dividends and similar transactions in accordance with the Plan.


         Exercise of Options. No shares of Common Stock may be issued upon the exercise of an Option until the Company has received full payment of the exercise price, and no optionee shall have any of the rights of a stockholder of the Company until shares of Common Stock are issued to such optionee. Upon the exercise of an Option by an optionee (or the optionee's personal representative), the Committee, in its sole and absolute discretion, may make a cash payment to the optionee, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the Fair Market Value of the Common Stock on the date of the Option exercise and the exercise price per share of the Option. Such cash payment shall be in exchange for the cancellation of such Option. Such cash payment shall not be made in the event that such transaction would result in liability to the optionee and the Company under
Section 16(b) of the Exchange Act or any related regulations promulgated thereunder.

         Option Grants to Outside Directors. Pursuant to the terms of the Plan, Non-Statutory Stock Options to purchase shares of Common Stock may be granted to each outside director of the Company at an exercise price equal to the Fair Market Value of the Common Stock on the date of grant. Options granted to outside directors will remain exercisable for up to ten years from the date of grant. Upon the death or disability of a director or director emeritus, such Options shall be deemed immediately 100% exercisable for their remaining term.

         Vesting of Awards. Awards under the Plan generally will vest at the rate of 20% per year over a period of five years beginning one year from the date of grant. The Company may, however, consider acceleration of such vesting schedule, provided that such action is not contrary to the regulations of the OTS then in effect.


         Award Payouts. The Company may make payouts related to Awards in the form of cash, Common Stock or combinations of cash and stock, as determined by the Committee.

         Effect of Termination of Service on Awards. Generally, the Committee will determine the impact of a termination of service upon an Award at the time of such Award. Generally, except as may otherwise be determined by the Committee at the time of the Award, an Incentive Stock Option may only be exercised while the optionee serves as an employee of the Company or within three months after termination of employment for a reason other than death or disability (but in no event after the expiration date of the Option).

         Effect of Death or Disability on Awards. Generally, the Committee will determine the impact of death or disability upon an Award at the time of such Award. In the event of the death or disability of an optionee during employment, an exercisable Incentive Stock Option will continue to be exercisable for one year and two years, respectively, to the extent exercisable by the optionee immediately prior to the optionee's death or disability but only if, and to the extent that, the optionee was entitled to exercise such Incentive Stock Options on the date of termination of employment.


         Acceleration of Awards. Unless otherwise determined by the Committee, upon a Change in Control of the Company or the Bank, each Stock Option then outstanding shall become fully vested and remain exercisable for its remaining term.


         Other Forfeiture Provisions. In addition to any forfeiture or reimbursement conditions the Committee may impose upon an award, a participant may be required to forfeit an award, or reimburse the Company for the value of a prior award, by virtue of the requirement of Section 304 of the Sarbanes-Oxley Act of 2002 (or by virtue of any other applicable statutory or regulatory requirement), but only to the extent that such forfeiture or reimbursement is required by such statutory or regulatory provision.

         Compliance with Legal and Other Requirements. No shares, or payments of other benefits under any award will be issued until completion of such registration or qualification of such shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the shares are listed or quoted, or compliance with any other obligation of the
Company, as the Committee may consider appropriate. The Plan will be interpreted, applied and administered so as to remain fully compliant with all applicable provisions of law; all requirements of any stock exchange or automated quotation system upon which the shares covered by the Plan are listed or quoted; and all other obligations of the Company. Awards are subject to the discretion of the Board.


         Transfer Restrictions. Unless otherwise determined by the Committee, an individual may not transfer, assign, hypothecate, or dispose of an Option in any manner, other than by will or the laws of intestate succession. The Committee may provide for the transfer or assignment of a non-statutory stock option if it determines that the transfer or assignment is for valid estate planning purposes.

         Amendment or Termination of the Plan. The Committee may amend, modify or terminate the Plan, except that no such amendment may have the effect of repricing the exercise price of Options and any material amendments to the Plan shall be subject to a ratification vote by the Company's stockholders.

         Possible Dilutive Effects of the Plan. The Common Stock to be issued upon the exercise of Options awarded under the Plan may either be authorized but unissued shares of Common Stock or shares purchased in the open market. Since the stockholders of the Company do not have preemptive rights, to the extent that the Company funds the Plan, in whole or in part, with authorized but unissued shares, the interests of current stockholders may be diluted. The Company can avoid dilution resulting from awards under the Plan by delivering shares repurchased in the open market upon the exercise of Options.

         Federal Income Tax Treatment of Awards Under the Plan


         The following discussion of the general tax principles applicable to the Plan summarizes the federal income tax consequences of the Plan under current federal law, which is subject to change at any time. This summary is not intended to be exhaustive and, among other considerations, does not describe state or local tax consequences.

         Non-Statutory Stock Options. The optionee generally recognizes taxable income in an amount equal to the difference between the Option exercise price and the Fair Market Value of the shares at the time of exercise. The Company will receive a tax deduction equal to the ordinary income recognized by the optionee. Employees exercising non-statutory stock options are also subject to federal, state, and local (if any) tax withholding on the option income. Outside directors are not subject to tax withholding.

         Incentive Stock Options. The optionee generally does not recognize taxable income upon exercise of an Incentive Stock Option. If the optionee does not dispose of the Common Stock acquired upon exercise for the required holding periods of two years from the date of grant and one year from the date of exercise, income from a subsequent sale of the shares is treated as a capital gain for tax purposes. However, the difference between the Option exercise price and the Fair Market Value of the Common Stock on the date of Option exercise is an item of tax preference, which may, in certain situations, trigger the alternative minimum tax for an optionee. However, if the optionee disposes of the shares prior to the expiration of the required holding periods, the optionee has made a disqualifying disposition of the stock. Upon a disqualifying disposition, the optionee will recognize taxable income equal to the difference between the exercise price and the Fair Market Value of the Company Common Stock on the date of exercise, and the Company will receive a tax deduction equal to the ordinary income recognized by the optionee. Currently, the Internal Revenue Service does not require tax withholding on disqualifying dispositions.

         In accordance with Section 162(m) of the Internal Revenue Code, the Company's tax deductions for compensation paid to the most highly paid executives named in the Company's Proxy Statement may be limited to no more than $1 million per year, excluding certain "performance-based" compensation. The Company intends for the award of Options under the Plan to comply with the requirement for an exception to Section 162(m) of the Internal Revenue Code applicable to stock option plans so that the amount of the Company's deduction for compensation related to the exercise of Options would not be limited by
Section 162(m) of the Internal Revenue Code.


         Benefits to Named Executive Officers and Others

         Awards, if any, will be granted under the Plan only after the Plan is approved by stockholders. All awards under the Plan will be made at the discretion of the Committee or under delegated authority. Accordingly, it is not possible to determine the benefits or amounts that will be received by any individuals or groups pursuant to the Plan in the future, or the benefits or amounts that would have been received by any individuals or groups for the last completed fiscal year if the Plan had been in effect. The exercise price of any options granted during 2008 or 2009 will not be less than $10.00 per share. Shares subject to Options granted to outside directors in the aggregate under the Plan will not exceed more than 35% of the total number of shares authorized for delivery under the Plan. Furthermore, Shares subject to Options granted to any single outside director under the Plan will not exceed more than 7% of the total number of shares authorized for delivery under the Plan. Shares subject to Options granted to any single employee-participant will not exceed more than 25% of the total number of shares authorized for delivery under the Plan.


Shareholder Approval


         Shareholder approval of the Plan is being sought in accordance with the listing standards of The Nasdaq Stock Market and OTS regulations. Shareholder approval of the Plan is also required to permit the Options to qualify as Incentive Stock Options in accordance with the Internal Revenue Code and to meet the requirements for the tax-deductibility of certain compensation items under
Section 162(m) of the Internal Revenue Code. Shareholder approval of the Plan will enable recipients of Stock Options to qualify for certain exemptive treatment from the short-swing profit recapture provisions of Section 16(b) of the Exchange Act. The OTS does not endorse or approve the Plan in any way.

         The Board of Directors unanimously recommends that stockholders vote "FOR" approval of the MSB Financial
Corp. 2008 Stock Compensation and Incentive Plan.


--------------------------------------------------------------------------------
             INFORMATION ABOUT DIRECTORS AND OFFICERS OF THE COMPANY
--------------------------------------------------------------------------------

         Set forth below is information about the Company's and the Bank's directors and executive officers and other senior management employees. Each director serves as a director of the Company and the Bank as well as MSB Financial, MHC.

                                 Age                                                                         Expiration
                               (as of                                                                          Date of
                              June 30,                                                                         Current
                                2007)     Title                                                                  Term
                                -----     -----                                                                  ----
Directors:
----------
E. Haas Gallaway, Jr.            65       Director                                                              2007
W. Scott Gallaway                61       Director                                                              2007
Gary T. Jolliffe                 63       President, Chief Executive Officer and Director                       2009
Thomas G. McCain                 69       Director                                                              2008
Albert N. Olsen                  72       Chairman of the Board                                                 2009
Ferdinand J. Rossi               65       Director                                                              2008
Michael A. Shriner               43       Director, Executive Vice President and Chief Operating Officer        2007

Senior Management:
------------------
Linda W. Psillakis               49       Vice President and Chief Risk Officer                                  NA
Nancy E. Schmitz                 51       Vice President, Chief Lending Officer and Corporate Secretary          NA
Jeffrey E. Smith                 58       Vice President and Chief Financial Officer                             NA
Susan M. Schumann                56       Vice President                                                         NA
Betty Zangari                    63       Vice President and Assistant Corporate Secretary                       NA

         E. Haas Gallaway, Jr. is president and manager of Gallaway and Crane Funeral Home with principal offices located in Basking Ridge and a branch location located in Bernardsville. This firm was founded by his father, E. Haas Gallaway, Sr., in Millington in 1935 and moved to its present location in Basking Ridge in 1936. Mr. Gallaway has been associated with the firm since 1960, purchased a minority position in the firm in 1963 and the remainder of the corporation in 1976. He is a licensed funeral director in the states of New Jersey and Florida. Mr. Gallaway is a member and past president of the Morris County Funeral Directors' Association, member of The New Jersey State Funeral Directors' Association, member of National Funeral Directors' Association, and member and past president of the Bernardsville Rotary Club, former director and past president of the Somerset Hills YMCA, and a past president of the Board of Directors of Honesty House formerly of Stirling. He is a member of The Florida Funeral Director's Association.

         W. Scott Gallaway founded Gallaway Associates, a real estate brokerage and appraisal firm in 1975 and sold the brokerage portion to Remax Properties Unlimited in 2000. He remains a broker/sales agent with Remax Properties Unlimited. Mr. Gallaway is a licensed real estate appraiser and has served as president and/or an officer of numerous professional organizations and as a member and past president of the Bernardsville Rotary Club. Mr. E. Haas Gallaway, Jr. and Mr. W. Scott Gallaway are brothers.

         Gary T. Jolliffe joined the Bank in 1986 as its executive vice president and was appointed as its president in 1990. In 1992, he was also appointed to the position of chief executive officer and became a director. Mr. Jolliffe was a member of the Board of Governors of the New Jersey League of Community Bankers from 1999 through 2007 serving in numerous positions, including chairman of the New Jersey League of Community Bankers from 2004 to 2005. Mr. Jolliffe is a member of the Board of Trustees of Freedom House Foundation, Glen Gardner, New Jersey, and a member of the Bernardsville Rotary Club in which he has held the positions of director, president, vice president and treasurer.

         Dr. Thomas G. McCain became principal of the Fairmount Avenue School in Chatham, New Jersey in 1964 after having taught in Berlin, Connecticut. He left Chatham nine years later to become assistant superintendent of schools in Freeport, New York and in 1978 was appointed superintendent of schools in Bernardsville, New Jersey, the district from which he retired from public education in 1988. Since then Mr. McCain has been president and sole owner of Learning Builders, a firm that provides planning and training services to schools and businesses in several states.

         Albert N. Olsen was elected chairman of the Board in 1999. He is a certified public accountant and is president of Olsen & Thompson, P.A., a CPA firm established in 1961. In addition, he is a member of Olsen & Thompson
Investment Advisory Services, LLC. Mr. Olsen is a member of the New Jersey Society of Certified Public Accountants and has served in various positions with the Society, including chairman of the Committee for Management of Accounting Practices, trustee, treasurer, vice president, president of the Morris-Sussex-Warren Chapter and chairman of the Board and trustee of the Society's Insurance Trust. Mr. Olsen is also a member of the American Institute of Certified Public Accountants, a past trustee and past chairman of the Board of the Midland School Foundation and a past board member of Mrs. Wilson's (Halfway House). He is a member and past president of the Bernardsville Rotary Club.

         Ferdinand (Fred) J. Rossi is currently the township administrator for the Township of Morris in Morris County, New Jersey and has held that office since 1995. Previously, Mr. Rossi served as the county administrator for Morris County, New Jersey for 15 years, and the township clerk and then administrator for the Township of Long Hill (formerly Passaic Township) for 12 years. He has served as president of the New Jersey Association of County Administrators and Managers and is a former member and president of the Bernardsville Rotary Club.

         Michael A. Shriner has been employed by the Bank since 1987 and became a vice president in 1990, a senior vice president in 1997, the executive vice president in 2002 and the chief operating officer in 2006. He was appointed to the Board of Directors in 1999. Mr. Shriner currently serves as chairman of the Mortgage Steering Committee of the New Jersey League of Community Bankers and is also a member of the Residential Lending and Affordable Housing Committee and a former member of the Consumer Lending and CRA Committee. Mr. Shriner is a graduate of The National School of Banking

(Fairfield University). He is currently the financial secretary for the Knights of Columbus in Roselle Park, New Jersey.

         Linda W. Psillakis has been employed by the Bank since 2005 and currently serves as a vice president and the chief risk officer, responsible for compliance and training. Ms. Psillakis has over 20 years of banking/accounting experience, beginning as an auditor for The Howard Savings Bank in Newark, New Jersey in 1981. Ms. Psillakis currently serves on the BSA Subcommittee, Compliance and CRT Committee of the New Jersey League of Community Bankers.

         Nancy E. Schmitz has been employed by the Bank since 1997 and currently serves as the Bank's corporate secretary and chief lending officer. She currently serves as vice chairman of the Consumer Lending Committee of the New Jersey League of Community Bankers. Ms. Schmitz has over 25 years banking experience, beginning as a branch loan officer for Lloyds Bank California in 1978.

         Susan Schumann has been employed by the Bank since 1984 and currently serves as a vice president, responsible for business development and marketing. She also manages security for the Bank. Ms. Schumann is the vice chair of the Public Relations/Marketing Committee of the New Jersey League of Community Bankers and also sits on the League's Bank Security Committee.

         Jeffrey E. Smith has been employed by the Bank since 1996. He was appointed as controller for the Bank in 1998, became a vice president in 2002, and in 2006 became chief financial officer. Mr. Smith previously served as a vice president and the controller for United National Bank in Plainfield, New Jersey where he was employed for 11 years.

         Betty Zangari has been employed by the Bank since 1992. She began as a teller and was promoted to head teller in 1996. In 1998, Ms. Zangari became assistant corporate secretary. She was appointed operations supervisor in 2005 and became a vice president of the Bank in 2006.


--------------------------------------------------------------------------------
                              CORPORATE GOVERNANCE
--------------------------------------------------------------------------------

Meetings and Committees of the Board of Directors

         The Board of Directors conducts its business through meetings of the Board and through activities of its committees. The Board maintains an Audit Committee, an Asset/Liability Management Committee, an Asset/Quality Committee, a Compensation Committee and a Nominating Committee. During the fiscal year ended June 30, 2007, the Board of Directors held 13 meetings. No director attended fewer than 75% of the total meetings of the Board and committees on which such director served during the fiscal year ended June 30, 2007.

         The Audit Committee, a standing committee, is comprised of Directors Albert N. Olsen, E. Haas Gallaway, Jr., W. Scott Gallaway, Thomas G. McCain and Ferdinand J. Rossi. Mr. Olsen is the Audit Committee's financial expert. Each of the members of the Audit Committee is an independent director. The Audit Committee recommends engagement of independent auditors, receives the internal and independent audit reports and recommends appropriate action. The Audit Committee met four times during the fiscal year ended June 30, 2007.


         The Board of Directors has reviewed, assessed the adequacy of and approved a formal written charter for the Audit Committee, a copy of which is attached as an appendix to this Proxy Statement.

Report of the Audit Committee

         For the fiscal year ended June 30, 2007, the Audit Committee (i) reviewed and discussed the Company's audited financial statements with management, (ii) discussed with the Company's independent auditor, Beard Miller Company LLP ("Beard Miller"), all matters required to be discussed under Statement on Auditing Standards No. 61 (as amended), and (iii) received from Beard Miller disclosures regarding the independence of Beard Miller as required by Independence Standards Board Standard No. 1 and discussed with them the independence of Beard Miller. Based on its foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2007.

     Audit Committee:
     Albert N. Olsen, E. Haas Gallaway, Jr., W. Scott Gallaway, Thomas G. McCain and Ferdinand J. Rossi.


Principal Accounting Fees and Services


         The Securities and Exchange Act of 1934 requires all auditing services and non-audit services provided by an issuer's independent auditor to be pre-approved by the issuer's audit committee. The Company's Audit Committee has adopted a policy of approving all audit and non-audit services prior to the service being rendered. All of the services provided by the Company's independent auditor, Beard Miller Company LLP ("Beard Miller"), for 2006 and 2007 were approved by the Audit Committee prior to the service being rendered.

         Audit Fees. The fees incurred by the Company for audit services provided by Beard Miller for the fiscal years ended June 30, 2007 and 2006 were $68,000 and $37,000, respectively. These fees include professional services rendered for the audit of the Company's annual consolidated financial statements and review of consolidated financial statements included in the Company's Quarterly Reports on Form 10-Q, and services normally provided in connection with statutory and regulatory filings, including out-of-pocket expenses.

         Audit Related Fees. The Company incurred $8,000 in fees for assurance services provided by Beard Miller reasonably related to the performance of the audit, including the reading of the Company's Form 10-KSB, for the fiscal year ended June 30, 2007. No audit related fees were incurred for fiscal 2006.

         Tax Fees. The fees incurred by the Company for services provided by Beard Miller related to the preparation of state and federal tax returns for the fiscal years ended June 30, 2007 and 2006 were $7,000 and $6,000, respectively.

         All Other Fees. The Company incurred $70,000 in other fees for services provided by Beard Miller related to the Company's initial public stock offering for the fiscal year ended June 30, 2007. There were no other fees incurred for fiscal 2006.

Director Nomination Process


         The Nominating Committee, a standing committee, is comprised of Directors Albert N. Olsen, E. Haas Gallaway, Jr., W. Scott Gallaway, Thomas G. McCain and Ferdinand J. Rossi. The Nominating Committee recommends to the full Board of Directors persons for selection as the Board's nominees for election as directors. The Committee met one time during the fiscal year ended June 30, 2007. Each member of the committee is an independent director. The responsibilities of the members of the Nominating Committee are set forth in a charter, a copy of which is attached as an appendix to this Proxy Statement.


         The Company does not pay fees to any third party to identify or evaluate or assist in identifying or evaluating potential nominees. The process for identifying and evaluating potential nominees of the Board includes soliciting recommendations from directors and officers of the Company and the Bank. Additionally, the Board will consider persons recommended by stockholders of the Company in selecting nominees of the Board for election as directors. In the Board's selection of nominees of the Board, there is no difference in the manner of evaluation of potential nominees who have been recommended by directors or officers of the Company and the Bank versus evaluation of potential nominees who have been recommended by stockholders. The Committee seeks nominees with excellent decision-making ability, business experience, personal integrity and reputation who are knowledgeable about the business activities and market areas in which the Company and the Bank engage.


         To be considered in the Committee's selection of individuals the Committee recommends to the Board for selection as the Board's nominees, recommendations from shareholders must be received by the Company in writing by at least 120 days prior to the date the proxy statement for the previous year's annual meeting was first distributed to shareholders. Recommendations should identify the submitting shareholder, the person recommended for consideration and the reasons the submitting shareholder believes such person should be considered.

Stockholder Communications

         The Board of Directors does not have a formal process for stockholders to send communications to the Board. In view of the infrequency of stockholder communications to the Board of Directors, the Board does not believe that a formal process is necessary. Written communications received by the Company from stockholders are shared with the full Board no later than the next regularly scheduled Board meeting. The Board of Directors does not have a formal written policy regarding director attendance at annual meetings. However, the Board encourages directors to attend all annual meetings.

Certain Relationships and Related Transactions and Director Independence

         No directors, executive officers or their immediate family members were engaged, directly or indirectly, in transactions with the Company or any subsidiary during any of the three years ended June 30, 2007 that exceeded $120,000 (excluding loans with Millington Savings Bank).

         Millington Savings Bank makes loans to its officers, directors and employees in the ordinary course of business. All directors and employees are offered a 50 basis point reduction on interest rates for consumer loans or primary residence mortgage loans. Such loans do not include more than the normal risk of collectibility or present other unfavorable features.

         Other than Mr. Jolliffe and Mr. Shriner, who are employees of the Bank, all of the directors are independent directors.

--------------------------------------------------------------------------------
                      COMPENSATION DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------

Executive Compensation

         The following table sets forth information regarding compensation of the principal executive officer, the principal financial officer and certain other executive officers of the Company or the Bank for the fiscal year ended June 30, 2007.

                                                                      Non-Equity
                                                                    Incentive Plan        All Other
                                             Salary      Bonus     Compensation(1)     Compensation(2)       Total
                                             ------      -----     ---------------     ---------------       -----
Gary T. Jolliffe                              $197,496     $5,000        $ -              $42,701           $245,197
  President and CEO

Michael A. Shriner                            $142,064     $5,000        $ -              $24,086           $171,150
   Executive Vice President and COO

Jeffrey E. Smith                              $101,036     $6,000        $ -              $12,166           $119,202
  Vice President and CFO

---------------------

(1) No awards were made under the Executive Incentive Retirement Plan for fiscal 2007.

(2) All Other Compensation for Mr. Jolliffe consists of $991 for life insurance, an employer contribution to the 401(k) Plan in the amount of $30,026 and the Bank's contribution to the Directors Consultation and Retirement Plan in the amount of $11,684. All Other Compensation for Mr. Shriner consists of $159 for life insurance, an employer contribution to the 401(k) Plan in the amount of $21,063 and the Bank's contribution to the Directors Consultation and Retirement Plan in the amount of $2,864. All Other Compensation for Mr. Smith consists of $619 for life insurance and an employer contribution to the 401(k) Plan in the amount of $11,547.

          Executive Incentive Retirement Plan. The Bank's executive incentive retirement plan provides for equal annual installments for a period of 15 years commencing on the first day of the calendar month following the termination of employment due to retirement, resignation, disability or death. All payments under the plan are in accordance with Code Section 409A. The amount payable is based on the vested balance of the executive's accumulated awards plus interest at the prime rate published in The Wall Street Journal, credited quarterly, but no less than 4% or greater than 12%. The annual awards are based upon the executive's base salary in effect at the beginning of the plan year and the Bank's net income for the prior fiscal year. The percentage vested is based on the sum of the executive's age and years of service. The participant becomes fully vested at age 65, death, disability or upon a change in control of the Bank. Upon the death of the participant, the beneficiary shall receive the remaining balance paid in a lump sum.

          No awards were made under the executive incentive retirement plan for the year ended June 30, 2007.

          Split Dollar Life Insurance Agreement. The Bank has entered into Life Insurance Agreements with Officers Jolliffe, Shriner and Smith, which provide a death benefit equal to the following: if the executive is: (i) employed by the Bank at the time of his or her death, (ii) has retired from employment with the Bank after completion of not less than twenty (20) years of service with the Bank, or (iii) has retired from employment with the Bank and at such date of retirement the sum of the executive's age and years of service equals not less than 70, then the executive's beneficiary is entitled to payment of an amount equal to 200% of the executive's highest annual base salary (not including bonus, equity compensation, deferred compensation or any other forms of compensation) in effect at the Bank at any time during the three calendar years prior to the date of death of the executive. The maximum death benefits for Officers Jolliffe, Shriner and Smith are approximately $407,000, $293,000 and $208,000, respectively.

          If a change in control of the Bank shall occur prior to the executive's termination of employment or retirement, then the death benefit coverage shall remain in effect until the executive's death, unless the agreement is otherwise terminated pursuant to its terms prior to such date of a change in control. Coverage under the agreement for the executive who terminates employment with the Bank (for reasons other than death or a change in control of the Bank) prior to completion of at least ten years of service with the Bank (and prior to the occurrence of a change of control) will cease on his or her last day of employment with the Bank.

          401(k) Savings and Profit Sharing Plan ("401(k) Plan"). The Millington Savings Bank 401(k) Plan is a tax-qualified defined contribution savings plan with a profit sharing component for the benefit of all eligible employees. The 401(k) Plan has a profit-sharing component and an annual contribution is made by the Bank to the 401(k) Plan for all employees who have completed twelve months of service. In addition, employees may also voluntarily elect to defer between 1% and 80% of their compensation as 401(k) savings under the 401(k) Plan, not to exceed applicable limits under federal tax laws. All eligible employees receive the profit-sharing contribution regardless of whether they defer salary under the 401(k) Plan. The 401(k) Plan also provides for matching contributions up to a maximum of 50% of the first 6% of a person's salary for each participant. Employee contributions are immediately fully vested. Matching contributions and the annual profit-sharing contribution are vested at a rate of 20% per year after two years and completely vested after six years of service.

         Employee Stock Ownership Plan ("ESOP"). The Bank has established the Millington Savings Bank ESOP for the exclusive benefit of participating employees of Millington Savings Bank. Participating employees are salaried, full-time employees who have completed at least one year of service and have attained the age of 21. Benefits may be paid either in shares of the common stock or in cash. Contributions to the ESOP and shares released from the suspense account will be allocated annually among participants on the basis of compensation. Participant benefits become fully vested in their ESOP allocations following five years of service. Employment service before the adoption of the ESOP is credited for the purposes of vesting. Contributions to the ESOP by Millington Savings Bank are discretionary, but are anticipated to be sufficient in amount necessary for the ESOP to meet the debt service obligations on the ESOP loan.

         As of June 30, 2007, no allocation had yet been made under the ESOP.

Employment Agreements

         The Bank has entered into employment agreements with Messrs. Jolliffe, Shriner and Smith. Mr. Jolliffe's, Mr. Shriner's and Mr. Smith's current base salaries are $203,000, $146,000, $104,000, respectively. Mr. Jolliffe's and Mr. Shriner's employment agreements have terms of three years while Mr. Smith's agreement has a term of one year. Each of the agreements provides for an annual one-year extension of the term of the agreement upon determination of the Board of Directors that the executive's performance has met the requirements and standards of the Board, so that the remaining term of the agreement continues to be three years, in the case of Messrs. Jolliffe and Shriner, and one year, in the case of Mr. Smith. If the Bank terminates Messrs. Jolliffe, Shriner or Smith without "just cause" as defined in the agreement, they will be entitled to a continuation of their salary from the date of termination through the remaining term of their agreement, but in no event for a period of less than 12 months and during the same period, the cost of obtaining all health, life, disability, and other benefits at levels substantially equal to those being provided on the date of termination of employment. Messrs. Jolliffe, Shriner and Smith's employment agreements provide that if their employment is terminated without just cause within twenty-four months of a change in control, they will be paid a lump sum amount equal to approximately three times their base salary for Messrs. Jolliffe and Shriner and one year in the case of Mr. Smith. If change in control payments had been made under the agreements as of June 30, 2007, the payments would have equaled approximately $610,000, $439,000 and $104,000 to Mr. Jolliffe, Mr. Shriner and Mr. Smith, respectively.

Director Compensation

         The following table sets forth information regarding the compensation of the Company's directors for the fiscal year ended June 30, 2007. The amounts shown under "All Other Compensation" represent the Bank's contribution to the Directors Consultation and Retirement Plan for that individual for the year. Mr. Jolliffe and Mr. Shriner also serve as directors, however, their compensation is detailed above under "Executive Compensation." Messrs. Jolliffe and Shriner do not receive board fees but do participate in the Directors Consultation and Retirement Plan.

                                   Board            All Other
                                    Fees           Compensation       Total
                                    ----           ------------       -----

E. Haas Gallaway, Jr.             $31,900           $15,454          $47,354
W. Scott Gallaway                 $31,900           $ 6,129          $38,029
Thomas G. McCain                  $31,900           $10,815          $42,715
Albert N. Olsen                   $60,200           $16,505          $76,705
Ferdinand J. Rossi                $31,900           $15,846          $47,746

         Board Fees. Directors currently are compensated only for their service as directors of the Bank, and no additional compensation is paid for serving on the Boards of MSB Financial Corp. or MSB Financial, MHC. For the year ended June 30, 2007, the Bank paid a fee of $2,200 per board meeting. The chairman of the Board of Directors currently is paid a fee of $4,400 per board meeting. The Board has regular meetings on a monthly basis and annually holds a special strategic planning meeting, for a total of 13 meetings per year. Directors are paid a flat monthly fee of $300 for their committee participation.

         Directors Consultation and Retirement Plan (the "DCRP".) This plan provides retirement benefits to the directors of the Bank based upon the number of years of service to the Bank's board. To be eligible to receive benefits under the DCRP, a director generally must have completed at least 10 years of service and must not retire from the board prior to reaching 65 years of age. If a director agrees to become a consulting director to the Bank's board upon retirement, he will receive a monthly payment equal to 30-60% of the highest Bank's board fee and retainer in effect during the three-year period prior to the date of retirement based on the number of years of service as a director. Benefits under the DCRP begin upon a director's retirement and are paid for 120 months; provided, however, that in the event of a director's death prior to the receipt of all monthly payments, payments shall continue to the director's surviving spouse or estate until 120 payments have been made. The retirement benefit amount is payable to the participant for an additional period of 24 months for each additional period of five years of service completed by the director in excess of twenty years of service as of their actual retirement date. In the event there is a change in control (as defined in the DCRP), all directors will be presumed to have 20 years of service and attained age 65 under the DCRP and each director will receive a lump sum payment equal to the present value of future benefits payable. All payments under the plan need to be in accordance with Code Section 409A. Benefits under the DCRP are unvested and forfeitable until retirement at or after age 65 with at least 10 years of service, termination of service following a change in control, disability following at least 10 years of service or death.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         Stockholder proposals, in order to be considered for inclusion within the Company's proxy materials for the next Annual Meeting of Stockholders, must be received at the Company's executive office at 1902 Long Hill Road, Millington, New Jersey 07946 by September 11, 2008. Any other stockholder proposals will only be considered at such meeting if the stockholder submits notice of the proposal to the Company at least five days before such meeting.


--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         At the time this Proxy Statement is being mailed, the Board of Directors knows of no additional matters that will be presented for consideration at the Meeting. If any other business may properly come before the Meeting or any adjournment thereof less than a reasonable time before the Meeting or any adjournment thereof, proxies given to the Board of Directors will be voted by its members in accordance with their best judgment.


--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------


         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telephone without additional compensation. The Company has retained Georgeson Inc., a proxy solicitation firm, to assist with the solicitation of proxies by the Company for a fee of approximately $6,500, plus reimbursement of reasonable out-of-pocket expenses. Approximately 30 persons will be used by Georgeson in such solicitation.



--------------------------------------------------------------------------------
                                   FORM 10-KSB
--------------------------------------------------------------------------------


         A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2007 accompanies this Proxy Statement.

                                                                      APPENDIX A

                            MSB Financial Corporation
                             Millington Savings Bank
                   Audit Committee Charter & Policy Statement

Purpose

The Audit Committee ("Committee") is appointed by the Board of Directors of MSB Financial Corporation (the "Company") and serves as a joint committee of the Boards of Directors of both the Company and its wholly-owned subsidiary, Millington Savings Bank (the "Bank"). The Committee is responsible for overseeing the accounting and financial reporting processes of the Company, the Bank, their subsidiaries and MSB Financial, MHC (referred to hereinafter collectively as "MSB"). The Committee is also responsible for overseeing audits of MSB's financial statements.

The Committee's primary duties and responsibilities are to:

o Monitor the integrity of MSB's systems of internal controls regarding finance, accounting, and compliance; including the review and approval of 10K/10Q SEC filings.

o Monitor the independence and performance of the external audit firm and the internal audit and compliance functions.

o    Monitor compliance with legal and regulatory requirements.

o    Monitor and manage a whistleblower program.

o    Provide  an  avenue  of  communication   among  the  external  audit  firm,
     management and the Board of Directors.

The Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the external audit firm as well as anyone in the MSB organization. The Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties. The Committee has the authority to determine appropriate funding, at the Company's expense, for payment of ordinary administrative expenses of the Committee that are determined by the Committee to be necessary or appropriate in carrying out the duties of the Committee. This charter will be recorded in the Company's and the Bank's minutes, available in written form upon request.

Audit Committee Composition and Meetings

The Committee shall be comprised of three or more directors as appointed by the Board of Directors, each of whom shall be non-executive directors and shall not accept any consulting, advisory or other compensatory fees, other than director fees, from MSB. Additionally, the committee shall be comprised of individuals who are not officers or employees of any of MSB's affiliates and who are independent, as defined by the rules of NASDAQ. All members of the Committee shall have an understanding of financial statements. At least one member shall have past employment experience in finance or accounting, required professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including but not limited to being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. At least one member of the Committee shall be a financial expert as defined by the Securities and Exchange Commission. The Committee Chair shall be elected by the Committee.

The duties and responsibilities of a member of the Committee are in addition to those duties set out for a member of the Board of Directors.

The Committee shall meet at least monthly, or more frequently as circumstances dictate, or as determined by the Board of Directors, the Committee Chair, or the Chief Executive Officer. Minutes of meetings will be approved by the Committee and maintained.

Responsibilities

The Committee shall review and reassess the adequacy of this Charter at least annually.

The Committee shall have responsibilities in four areas:

1.   Audited Financial Statements;
2.   External   Audit   Firm   (as   pertinent   to   the   Audit    Committee's
     responsibilities);
3.   Internal Audits; and 4. Compliance, including whistleblower procedures.

     Audited Financial Statements

o    Review the fiscal year-end audited financial statements;
o Recommend to the Board of Directors for its approval the financial statements which the Committee has reviewed and found to be accurate, timely, and containing all appropriate disclosures;
o Obtain satisfactory response from management concerning issues raised by regulators, the external audit firm, or the internal audit function as they relate to financial reporting; and

     External Audit Firms

o Be responsible for the appointment, compensation and oversight of external audit firms;
o Determine appropriate funding to pay for audit, review or attest services performed by external audit firms;
o    Approve the audit plan of external audit firms;
o Approve all non-audit services, including tax services, prior to the engaging the external audit firm to perform such services. The Committee may delegate this responsibility to an individual Committee member or group of Committee members. Non-audit services performed by any party other than the external audit firm need not be approved by the Committee pursuant to this section; and
o Review and discuss with the external audit firms on an annual basis all significant relationships they have with the Bank that could impair the external audit firm's independence and receive from the external audit firm a written statement delineating all relationships between the external audit firm and MSB.

     Internal Audit Function

o Approve the annual audit plan, any subsequent changes, and ensure that the scope of the audit activities have not been restricted by management;
o Approve the appointment, performance, and replacement of the audit outsource provider, if applicable;
o Review significant audit findings, recommendations, and management's corresponding responses and the implementation plan of significant audit recommendations; and
o    Direct that special studies, examinations and/or reviews be performed.

     Compliance Function

o    Approve a regulatory compliance program annually;
o Review legal and regulatory matters within the scope of any review that may have a material effect on MSB, compliance with MSB's policies and procedures, and reports received by regulators; and
o Discuss significant review findings, recommendations, and management's corresponding responses and the implementation plan of significant audit recommendations.
o Establish and maintain procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Internal Controls

The Committee will review MSB's internal control system and the resolution of identified material weaknesses and reportable conditions in the internal control system, including the prevention or detection of management overrides or compromise of the internal control system.

Publication of Charter

Pursuant to the rules of the Securities and Exchange Commission promulgated under the Securities Exchange Act of 1934, as amended, a copy of this charter shall be included as an appendix to the Company's annual meeting proxy statement at least once every three fiscal years.

                                                                      APPENDIX B

                               MSB FINANCIAL CORP.
                          NOMINATING COMMITTEE CHARTER

Purpose:

         Acting pursuant to Section 10 of Article IV of the Bylaws of MSB Financial Corp. (the "Company"), the Board of Directors has established a Nominating Committee whose purpose is to seek and recommend to the Board qualified nominees for election or appointment to the Company's Board of Directors.

Membership:

         The Committee will consist of a minimum of two members of the Board of Directors, and each committee member must be an independent director. Applicable laws and regulations, including the regulations of the Nasdaq Stock Market, as they may be amended from time to time, will be followed in evaluating a director's independence. The members of the Committee will be appointed by and serve at the discretion of the Board of Directors.

Nomination/Appointment Policy:

         The Committee believes that it is in the best interest of the Company and its shareholders to obtain highly-qualified persons to serve as members of the Board of Directors. The Committee will seek nominees with excellent decision-making ability, business experience, personal integrity and reputation who are knowledgeable about the business activities and market areas in which the Company and its subsidiaries engage.

         The Committee's process for identifying and evaluating potential nominees will include soliciting recommendations from directors and officers of the Company and its wholly-owned subsidiary, Millington Savings Bank. Additionally, the Committee will consider persons recommended by shareholders of the Company in selecting the individuals the Committee recommends to the Board for selection as the Board's nominees. The Committee will evaluate persons recommended by directors or officers of the Company or Millington Savings Bank and persons recommended by shareholders in the same manner.

         To be considered in the Committee's selection of individuals the Committee recommends to the Board for selection as the Board's nominees, recommendations from shareholders must be received by the Company in writing by at least 120 days prior to the date the proxy statement for the previous year's annual meeting was first distributed to shareholders. Recommendations should identify the submitting shareholder, the person recommended for consideration and the reasons the submitting shareholder believes such person should be considered.

Responsibilities:

         The responsibilities of the Nominating Committee shall include, but not be limited to:

     o Assist to identify, interview and recruit individuals for selection as Board nominees for election as directors.

     o Annually present to the Board a list of individuals recommended for selection by the Board as the Board's nominees for election at the annual meeting of shareholders.

     o Regularly review and make recommendations about changes to the charter of the Nominating Committee.

     o Any other duties or responsibilities expressly delegated to the Committee by the Board from time to time.

Meetings and Reports:

         The Committee will meet at least once annually to evaluate and make a recommendation to the Board of individuals for selection as the Board's nominees for election at the annual meeting of shareholders. Additional meetings may occur as the Committee or its chair deems advisable. The committee shall keep regular minutes of the transactions of its meetings and shall cause them to be recorded in books kept for that purpose in the office of the Company.

Nomination Procedures:

         Except in the case of a nominee substituted as a result of the death or other incapacity of a Board nominee, the Committee shall deliver written nominations to the Secretary of the Company at least 20 days prior to the date of the Company's annual meeting of shareholders. Upon delivery to the Secretary, the Secretary shall post such nominations in a conspicuous place in the principal place of business of the Company.

         No nominations for directors except those made by the Committee shall be voted upon at the Company's annual meeting of shareholders unless other nominations by shareholders are made in writing and delivered to the Secretary of the Company at least five days prior to the date of such meeting. Upon delivery to the Secretary, the Secretary shall post such nominations in a conspicuous place in the principal place of business of the Company.

         Ballots bearing the names of all persons nominated by the Committee and by shareholders shall be provided for use at the Company's annual meeting of shareholders. However, if the Committee shall fail or refuse to act at least 20 days prior to the Company's annual meeting of shareholders, nominations for directors may be made at the annual meeting by any shareholder entitled to vote and shall be voted upon.

Resources and Authority:

         The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate and approve the fees and other retention terms of special counsel and other experts or consultants as it deems appropriate, without seeking approval of the Board or management. With respect to consultants or search firms used to identify director nominees, this authority shall be vested solely in the Committee.

Publication of Charter:

         Pursuant to the rules of the Securities and Exchange Commission promulgated under the Securities Exchange Act of 1934, as amended, a copy of this charter shall be included as an appendix to the Company's annual meeting proxy statement at least once every three fiscal years.

                                                                      APPENDIX C


                               MSB FINANCIAL CORP.
                   2008 STOCK COMPENSATION AND INCENTIVE PLAN


1.       PURPOSE OF PLAN.

         The purpose of this 2008 Stock Compensation and Incentive Plan is to provide incentives and rewards to officers, employees and directors that contribute to the success and growth of MSB Financial Corp., and its Affiliates, and to assist these entities in attracting and retaining directors, officers and other key employees with necessary experience and ability required to aid the Company in increasing the long-term value of the Company for the benefit of its shareholders.

2.       DEFINITIONS.

         "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Company, as such terms are defined in Sections 424(e) and 424(f) of the Code. The term Affiliate shall include the Bank..


         "Award" means a Stock Option or Stock Options, as set forth at Section 6 of the Plan.


         "Bank" means Millington Savings Bank, and any successors thereto.

         "Beneficiary" means the person or persons designated by the Participant to receive any benefits payable under the Plan in the event of such Participant's death. Such person or persons shall be designated in writing by the Participant and addressed to the Company or the Committee on forms provided for this purpose by the Committee, and delivered to the Company or the Committee. Such Beneficiary designation may be changed from time to time by similar written notice to the Committee. A Participant's last will and testament or any codicil thereto shall not constitute written designation of a Beneficiary. In the absence of such written designation, the Beneficiary shall be the Participant's surviving spouse, if any, or if none, the Participant's estate.

         "Board of Directors" means the board of directors of the Company.

         "Cause" means the personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profits, intentional failure to perform stated duties, willful violation of a material provision of any law, rule or regulation (other than traffic violations and similar offense), or a material violation of a final cease-and-desist order or any other action which results in a substantial financial loss to the Company or its Affiliates.

         "Change in Control" shall mean: (i) the sale of all, or a material portion, of the assets of the Company or its Affiliates; (ii) the merger or recapitalization of the Company whereby the Company is not the surviving entity;
(iii) a change in control of the Company, as otherwise defined or determined by the Office of Thrift Supervision or regulations promulgated by it; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Company by any person, trust, entity or group. This limitation shall not apply to the purchase of shares by underwriters in connection with a public offering of Company stock, or the purchase of shares of up to 25% of any class of securities of the Company by a tax-qualified employee stock benefit plan which is exempt from the approval requirements, set forth under 12 C.F.R.
Section 574.3(c)(1)(vii) as now in effect or as may hereafter be amended. The term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. A Change in Control shall not include a transaction whereby the MHC shall merge into the Company or the Bank and a new Parent of the Company or the Bank is formed.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Committee" means the Board of Directors of the Company or the administrative committee designated, pursuant to Section 3 of the Plan, to administer the Plan.

         "Common Stock" or "Shares" means shares of common stock of the Company.

         "Company" means MSB Financial Corp., and any successor entity or any future parent corporation of the Bank.

         "Director" means a person serving as a member of the Board of Directors of the Company from time to time.

         "Director Emeritus" means a person serving as a director emeritus, advisory director, consulting director or other similar position as may be appointed by the Board of Directors of the Company or the Bank from time to time.

         "Disability" means (a) with respect to Incentive Stock Options, the "permanent and total disability" of the Employee as such term is defined at
Section 22(e)(3) of the Code; and (b) with respect to other Awards, a condition of incapacity of a Participant which renders that person unable to engage in the performance of his or her duties by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

         "Effective Date" shall mean the date of stockholder approval of the Plan by the stockholders of the Company.

         "Eligible Participant" means an Employee or Outside Director who may receive an Award under the Plan.

         "Employee" means any person employed by the Company or an Affiliate. Directors who are also employed by the Company or an Affiliate shall be considered Employees under the Plan.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Exercise Price" means the price at which an individual may purchase a share of Common Stock pursuant to an Option.

         "Fair Market Value" means a) for a security traded on a national securities exchange, including the Nasdaq Global market, the last reported sales price reported on such date or, if the Common Stock was not traded on such date, on the immediately preceding day on which the Common Stock was traded thereon or the last previous date on which a sale is reported; b) if the Shares are not traded on a national securities exchange, but are traded on the over-the-counter market, if sales prices are not regularly reported for the Shares for the trading day referred to in clause (a), and if bid and asked prices for the Shares are regularly reported, the mean between the bid and the asked price for the Shares at the close of trading in the over-the-counter market on the applicable date, or if the applicable date is not a trading day, on the trading day immediately preceding the applicable date; and (c) in the absence of such markets for the Shares, the Fair Market Value shall be determined in good faith by the Committee.

         "Incentive Stock Option" means a Stock Option granted under the Plan, that is intended to meet the requirements of Section 422 of the Code.

         "MHC" means MSB Financial, MHC, the mutual holding company of the Bank.

         "Non-Statutory Stock Option" means a Stock Option granted to an individual under the Plan that is not intended to be and is not identified as an Incentive Stock Option, or an Option granted under the Plan that is intended to be and is identified as an Incentive Stock Option, but that does not meet the requirements of Section 422 of the Code.

         "Option" or "Stock Option" means an Incentive Stock Option or a Non-Statutory Stock Option, as applicable.

         "Outside Director" means a member of the Board of Directors of the Company who is not also an Employee.

         "Parent" means any present or future corporation which would be a "parent corporation" of the Bank or the Company as defined in Sections 424(e) and (g) of the Code.

         "Participant" means an individual who is granted an Award pursuant to the terms of the Plan; provide, however, upon the death of a Participant, the term "Participant" shall also refer to a Beneficiary designated in accordance with the Plan.

         "Plan" means this MSB Financial Corp. 2008 Stock Compensation and Incentive Plan.


3.      ADMINISTRATION.


          (a) Committee. The Committee shall administer the Plan. The Committee shall consist of two or more disinterested directors of the Company, who shall be appointed by the Board of Directors. A member of the Board of Directors shall be deemed to be disinterested only if he or she satisfies: (i) such requirements as the Securities and Exchange Commission may establish for non-employee directors administering plans intended to qualify for exemption under Rule 16b-3 (or its successor) of the Exchange Act and (ii) and to the extent deemed appropriate by the Board of Directors, such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code; provided, however, a failure to comply with the

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

               requirements of subparagraphs (i) and (ii) shall not disqualify any actions taken by the Committee. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. In no event may the Committee revoke outstanding Awards without the consent of the Participant. All decisions, determinations and interpretations of the Committee shall be final and conclusive on all persons affected thereby.

          (b) Authority of Committee. Subject to paragraph (a) of this Section 3, the Committee shall:

               (i) select the individuals who are to receive grants of Awards under the Plan;

               (ii) determine   the   type,   number,    vesting   requirements,
                    acceleration of vesting and other features and conditions of Awards made under the Plan;

               (iii) interpret the Plan and Award Agreements (as defined below);
                    and

               (iv) make all  other  decisions  and  determinations  that may be required or as the Committee deems necessary or advisable related to the operation of the Plan.

          (c) Awards. Each Award granted under the Plan shall be evidenced by a written agreement (i.e., an "Award Agreement"). Each Award Agreement shall constitute a binding contract between the Company or an Affiliate and the Participant, and every Participant, upon acceptance of an Award Agreement, shall be bound by the terms and restrictions of the Plan and the Award Agreement. The terms of each Award Agreement shall be set in accordance with the Plan, but each Award Agreement may also include any additional provisions and restrictions determined by the Committee. In particular, and at a minimum, the Committee shall set forth in each Award Agreement:

               (i)   the type of Award granted;
               (ii)  the Exercise Price for any Option;
               (iii) the number of shares or rights subject to the Award;
               (iv)  the expiration date of the Award;
               (v) the manner, time and rate (cumulative or otherwise) of exercise or vesting of the Award; and
               (vi) the restrictions, if any, placed on the Award, or upon shares which may be issued upon the exercise or vesting of the Award.

               The Chairman of the Committee and/or the President of the Company are hereby authorized to execute Award Agreements on behalf of the Company or an Affiliate and to cause them to be delivered to the Participants granted Awards under the Plan.

          (d) Six-Month Holding Period. Subject to vesting requirements, if applicable, except in the event of death or Disability of the Participant or a Change in Control of the Company, a minimum of six months must elapse between the date of the grant of an Option and the date of the sale of the Common Stock received through the exercise of such Option.

4.       ELIGIBILITY.

         Subject to the terms of the Plan, Employees and Outside Directors, as the Committee shall determine from time to time, shall be eligible to receive Awards in accordance with the Plan.

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

5.       SHARES OF COMMON STOCK SUBJECT TO THE PLAN; SHARE LIMITS.

         5.1 Shares Available. Subject to the provisions of Section 7, the Common Stock that may be delivered under this Plan shall be shares of the Company's authorized but unissued Common Stock, shares of Common Stock purchased in the open-market by the Company or any Trust established for purposes of administration of the Plan and any shares of Common Stock held as treasury shares.


         5.2 Share Limits. The maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under this Plan (the "Share Limit") equals 275,410 shares.

5.3 Awards Settled in Cash, Reissue of Awards and Shares. To the extent that an Award is settled in cash or a form other than shares of Common Stock, or if shares of Common Stock are withheld from an Award for tax purposes, then the shares that would have been delivered had there been no such cash or other settlement shall be counted against the shares available for issuance under this Plan. Shares that are subject to or underlie Awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall again be available for subsequent Awards under this Plan.


         5.4 Reservation of Shares; No Fractional Shares; Minimum Issue. The Company shall at all times reserve a number of shares of Common Stock sufficient to cover the Company's obligations and contingent obligations to deliver shares with respect to Awards then outstanding under this Plan. No fractional shares shall be delivered under this Plan. The Committee may pay cash in lieu of any fractional shares in settlements of Awards under this Plan. No fewer than 100 shares may be purchased on exercise of any Stock Option unless the total number purchased or exercised is the total number at the time available for purchase or exercise by the Participant.

6.       AWARDS.


          6.1  Stock Options.

               The Committee may, subject to the limitations of this Plan and the availability of shares of Common Stock reserved but not previously awarded under the Plan, grant Stock Options to Employees and Outside Directors, subject to terms and conditions as it may determine, to the extent that such terms and conditions are consistent with the following provisions:

               (i) Exercise Price. The Exercise Price of Stock Options shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant. The Exercise Price of any Options awarded during calendar year 2008 or 2009 shall not be less than $10.00 per share, subject to adjustment in accordance with Sections 8.1 and
                    8.3 herein.

               (ii) Terms of Options.  In no event may an individual exercise an
                    Option, in whole or in part, more than ten (10) years from the date of grant.


               (iii) Non-Transferability.  Unless  otherwise  determined  by the
                    Committee, an individual may not transfer, assign, hypothecate, or dispose of an Option in any manner, other than by will or the laws of intestate succession. The Committee may, however, in its sole discretion, permit the transfer or assignment of a Non-Statutory Stock Option, if it determines that the transfer or assignment is for valid estate planning purposes and is permitted under the Code and Rule 16b-3 of the Exchange Act. For purposes of this Section 6.1, a transfer for valid estate planning purposes includes, but is not limited to, transfers:


                    (1) to a revocable inter vivos trust, as to which an individual is both settlor and trustee;

                    (2) for no consideration to: (a) any member of the individual's Immediate Family; (b) a trust solely for the benefit of members of the individual's Immediate Family; (c) any partnership whose only partners are members of the individual's Immediate Family; or (d) any limited liability corporation or other corporate entity whose only members or equity owners are members of the individual's Immediate Family.

                         For purposes of this Section 6.1, "Immediate Family" includes, but is not necessarily limited to, a Participant's parents, grandparents, spouse, children, grandchildren, siblings (including half brothers and sisters), and individuals who are family members by adoption. Nothing contained in this Section 6.1 shall be construed to require the Committee to give its approval to any transfer or assignment of any Non-Statutory Stock Option or portion thereof, and approval to transfer or assign any Non-Statutory Stock Option or portion thereof does not mean that such approval will be given with respect to any other Non-Statutory Stock Option or portion thereof. The transferee or assignee of any Non-Statutory Stock Option shall be subject to all of the terms and conditions applicable to such Non-Statutory Stock Option immediately prior to the transfer or assignment and shall be subject to any other conditions prescribed by the Committee with respect to such Non-Statutory Stock Option.

                    (iv) Special    Rules   for   Incentive    Stock    Options.
                         Notwithstanding the foregoing provisions, the following rules shall further apply to grants of Incentive Stock
                         Options:

                           (1) If an Employee owns or is treated as owning, for purposes of Section 422 of the Code, Common Stock representing more than ten percent (10%) of the total combined voting securities of the Company at the time the Committee grants the Incentive Stock Option (a "10% Owner"), the Exercise Price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant.

                           (2) An Incentive Stock Option granted to a 10% Owner shall not be exercisable more than five (5) years from the date of grant.

                           (3) To the extent the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options are
                                    exercisable   for  the  first   time  by  an
                                    Employee during any calendar year, under the Plan or any other

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

                                    stock  option plan of the  Company,  exceeds
                                    $100,000,  or such higher  value  as  may be
                                    permitted  under Section 422  of  the  Code,
                                    Incentive  Stock  Options  in excess of  the
                                    $100,000   limit   shall  be treated as Non-
                                    Statutory Stock Options. Fair Market Value shall be determined as of the date of grant for each Incentive Stock Option.

                           (4) Each Award Agreement for an Incentive Stock Option shall require the individual to notify the Committee within ten (10) days of any disposition of shares of Common Stock under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions).

                           (5)      Incentive  Stock Options may only be awarded
                                    to  an   Employee  of  the  Company  or  its
                                    Affiliates.

                    (v) Option Awards to Outside Directors. Subject to the limitations of Section 6.4(a), the Committee may award Non-Statutory Stock Options to purchase shares of Common Stock to each Outside Director of the Company at an Exercise Price equal to the Fair Market Value of the Common Stock on such date of grant. The Options will be first exercisable at the rate of 20% on the one year anniversary of the date of grant of such Award and 20% annually thereafter during periods of continuing service as a Director or Director Emeritus. Upon the death or Disability of the Director or Director Emeritus, such Option shall be deemed immediately 100% exercisable. Such Options shall continue to be exercisable for a period of ten years following the date of grant without regard to the continued services of such Director as a Director or Director Emeritus. In the event of the Director's death, such Options may be exercised by the Beneficiary or the personal representative of his estate or person or persons to whom his rights under such Option shall have passed by will or by the laws of descent and distribution. Options may be granted to newly appointed or elected Outside Directors within the sole discretion of the Committee. The Exercise Price per share of such Options granted shall be equal to the Fair Market Value of the Common Stock at the time such Options are granted. All outstanding Awards shall become immediately exercisable in the event of a Change in Control of the Bank or the Company. Unless otherwise inapplicable, or inconsistent with the provisions of this paragraph, the Options to be granted to Outside Directors hereunder shall be subject to all other provisions of this Plan.


         6.2 Award Payouts. Awards may be paid out in the form of cash, Common Stock, or combinations thereof as the Committee shall determine in its sole discretion, and with such restrictions as it may impose.


         6.3 Consideration for Stock Options. The Exercise Price for any Stock Option granted under this Plan may be paid by means of any lawful consideration as determined by the Committee, including, without limitation, one or a combination of the following methods:

               (a) cash, check payable to the order of the Company, or electronic funds transfer;

               (b)  the delivery of previously owned shares of Common Stock; or

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

               (c) subject to such procedures as the Committee may adopt, pursuant to a "cashless exercise" with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of such Stock Option.

In no event shall any shares newly-issued by the Company be issued for less than the minimum lawful consideration for such shares or for consideration other than consideration permitted by applicable state law. In the event that the Committee allows a Participant to exercise an Option by delivering shares of Common Stock previously owned by such Participant, any such shares delivered which were initially acquired by the Participant from the Company (upon exercise of a stock option or otherwise) must have been owned by the Participant for at least six months prior to such date of delivery. Shares of Common Stock used to satisfy the Exercise Price of an Option shall be valued at their Fair Market Value on the date of exercise. The Company will not be obligated to deliver any shares unless and until it receives full payment of the Exercise Price and any related withholding obligations under Section 9.5 have been satisfied, or until any other conditions applicable to exercise or purchase have been satisfied. No Shares of Common Stock shall be issued until full payment has been received by the Company, and no Participant shall have any of the rights of a stockholder of the Company until shares of Common Stock are issued upon the exercise of such Stock Options. Unless expressly provided otherwise in the applicable Award Agreement, the Committee may at any time within its sole discretion eliminate or limit a Participant's ability to pay the purchase or Exercise Price of any Award by any method other than a cash payment to the Company.

6.4      Limitations on Awards.


               (a) Stock Option Award Limitations. In no event shall Shares subject to Options granted to Outside Directors in the aggregate under this Plan exceed more than 35% of the total number of shares authorized for delivery under this Plan. Furthermore, in no event shall Shares subject to Options granted to any single Outside Director under this Plan exceed more than 7% of the total number of shares authorized for delivery under this Plan. In no event shall Shares subject to Options granted to any single Employee exceed more than 25% of the total number of shares authorized for delivery under this Plan.

               (b) Vesting of Awards. Except as otherwise provided by the terms of the Plan or by action of the Committee at the time of the grant of an Award, Stock Options will be first earned and exercisable at the rate of 20% of such Award on the one year anniversary of the date of grant and 20% annually thereafter during such periods of service as an Employee, Director or Director Emeritus.

7.      EFFECT OF TERMINATION OF SERVICE ON AWARDS.


         7.1 General. The Committee shall establish the effect of a termination of employment or service on the continuation of rights and benefits available under an Award, and, in so doing, may make distinctions based upon, inter alia, the recipient of such Award, the cause of termination and the type of the Award. Notwithstanding the foregoing, the terms of Awards shall be consistent with the following, as applicable:

               (a) Termination of Employment. In the event that any Participant's employment with the Company shall terminate for any reason, other than Disability or death, all of any such Participant's Incentive Stock Options, and all of any such Participant's rights to purchase or receive shares of Common Stock pursuant thereto, shall automatically terminate on (A) the earlier of (i) or (ii): (i) the respective expiration dates of any such Incentive Stock Options, or
                    (ii) the expiration of not more than three (3) months after the date of such termination of employment; or (B) at such later date as is determined by the Committee at

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

                    the time of the grant of such Award based upon the Participant's continuing status as a Director or Director Emeritus of the Bank or the Company, but only if, and to the extent that, the Participant was entitled to exercise any such Incentive Stock Options at the date of such termination of employment, and further that such Award shall thereafter be deemed a Non-Statutory Stock Option.


               (b) Disability. In the event that any Participant's employment with the Company shall terminate as the result of the Disability of such Participant, such Participant may exercise any Incentive Stock Options previously granted to the Participant pursuant to the Plan at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is one
                    (1) year after the date of such termination of employment, but only if, and to the extent that, the Participant was entitled to exercise any such Incentive Stock Options at the date of such termination of employment.

               (c) Death. In the event of the death of a Participant, any Incentive Stock Options previously granted to such Participant may be exercised by the Participant's
                    Beneficiary or the person or persons to whom the Participant's rights under any such Incentive Stock Options pass by will or by the laws of descent and distribution (including the Participant's estate during the period of administration) at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is two (2) years after the date of death of such Participant, but only if, and to the extent that, the Participant was entitled to exercise any such Incentive Stock Options at the date of death. For purposes of this Section 7.1(c), any Incentive Stock Option held by an Participant shall be considered exercisable at the date of his death if the only unsatisfied condition precedent to the exercisability of such Incentive Stock Option at the date of death is the passage of a specified period of time. At the discretion of the Committee, upon exercise of such Options, the Beneficiary may receive Shares or cash or a combination thereof. If cash shall be paid in lieu of shares of Common Stock, such cash shall be equal to the difference between the Fair Market Value of such Shares and the exercise price of such Options on the exercise date.


         7.2 Events Not Deemed Terminations of Employment or Service. Unless Company policy or the Committee provides otherwise, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the Company or the Committee; provided that, unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 90 days. In the case of any Employee on an approved leave of absence, continued vesting of the Award while on leave may be suspended until the Employee returns to service, unless the Committee otherwise provides or applicable law otherwise requires. In no event shall an Award be exercised after the expiration of the term set forth in the Award Agreement.

         7.3 Effect of Change of Affiliate Status. For purposes of this Plan and any Award, if an entity ceases to be an Affiliate of the Company, a termination of employment or service shall be deemed to have occurred with respect to each individual who does not continue as an Employee or Outside Director with another entity within the Company after giving effect to the Affiliate's change in status.

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






8.      ADJUSTMENTS IN CAPITAL STRUCTURE; ACCELERATION UPON A CHANGE IN CONTROL.

         8.1 Adjustments in Capital Structure. Upon any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split ("stock split"); any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution with respect to the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Company, or any similar, unusual or extraordinary corporate transaction affecting the Common Stock; or a sale of all or substantially all the business or assets of the Company in its entirety; then the Committee shall proportionately adjust the Plan and the Awards thereunder in such manner, to such extent and at such times, as is necessary to preserve the benefits or potential benefits of such Awards, including:

          (a) proportionately adjust any or all of: (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of Awards (including the specific Share Limits, maximums and numbers of shares set forth elsewhere in this Plan); (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards; (3) the grant, purchase, or Exercise Price of any or all outstanding Awards; (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding Awards; or (5) the performance standards applicable to any outstanding Awards; or

          (b) make provision for a cash payment or for the assumption, substitution or exchange of any or all outstanding Awards, based upon the distribution or consideration payable to holders of the Common Stock.

         8.2 The Committee may adopt such valuation methodologies for outstanding Awards as it deems reasonable in the event of a cash or property settlement and, in the case of Options, may base such settlement solely upon the excess, if any, of the per share amount payable upon or in respect of such event over the Exercise Price or base price of the Award. With respect to any Award of an Incentive Stock Option, the Committee may make an adjustment that causes the Option to cease to qualify as an Incentive Stock Option without the consent of the affected Participant.

         8.3 Upon any of the events set forth in Section 8.1, the Committee may take such action prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the Awards in the same manner as is or will be available to stockholders of the Company generally. In the case of any stock dividend, stock split or reverse stock split, if no action is taken by the Committee, the proportionate adjustments contemplated by Section 8.1(a) above shall nevertheless be made.


         8.4 Automatic Acceleration of Awards. Unless otherwise determined by the Committee, ,upon a Change in Control of the Company or the Bank, each Stock Option then outstanding shall become fully earned and exercisable and remain exercisable for its remaining term.

         8.5 Acceleration of Vesting. The Committee shall at all times have the power to accelerate the exercise date of Options with respect to previously granted Awards; provided that such action is not contrary to regulations of the Office of Thrift Supervision or other appropriate banking regulatory agency then in effect.

9.       MISCELLANEOUS PROVISIONS.

         9.1 Compliance with Laws. This Plan, the granting and vesting of Awards under this Plan, the offer, issuance and delivery of shares of Common Stock, the acceptance of payment of money under this Plan or under Awards are subject to compliance with all applicable federal and state laws, rules and regulations (including, but not limited to, state and federal securities laws) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Company, provide such assurances and representations to the Company as may be deemed necessary or desirable to assure compliance with all applicable legal and accounting requirements.

         9.2 Claims. No person shall have any claim or rights to an Award (or additional Awards, as the case may be) under this Plan, subject to any express contractual rights to the contrary (set forth in a document other than this Plan).

         9.3 No Employment/Service Contract. Nothing contained in this Plan (or in any other documents under this Plan or in any Award Agreement) shall confer upon any Participant any right to continue in the employ or other service of the Company, constitute any contract or agreement of employment or other service or affect an Employee's status as an employee-at-will, nor interfere in any way with the right of the Company to change a Participant's compensation or other benefits, or terminate his or her employment or other service, with or without cause. Nothing in this Section 9.3, however, is intended to adversely affect any express independent right of such Participant under a separate employment or service contract other than an Award Agreement.


         9.4 Plan Not Funded. Awards payable under this Plan shall be payable in shares of Common Stock or from the general assets of the Company. No Participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly provided otherwise) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.


         9.5      Tax Matters; Tax Withholding.

               (a) Tax Withholding. Upon any exercise, vesting, or payment of any Award, the Company shall have the right, within its sole discretion, to:

                    (i) require the Participant (or the Participant's personal representative or Beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Company may be required to withhold with respect to such Award or payment; or

                    (ii) deduct from any amount otherwise payable in cash to the
                         Participant (or the Participant's personal representative or Beneficiary, as the case may be) the minimum amount of any taxes which the Company may be required to withhold with respect to such cash payment, or

                    (iii) in any case  where  tax  withholding  is  required  in connection with the delivery of shares of Common Stock under this Plan, the Committee may, in its sole discretion, pursuant to such rules and subject to such conditions as the Committee may establish, reduce the number of shares to be delivered to the Participant by the appropriate number of shares, valued in a consistent manner at their Fair Market Value as necessary to satisfy the minimum applicable withholding obligation. In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law.

               (b) Required Notification of Section 83(b) Election. In the event a Participant makes an election under Section 83(b) of the Code in connection with an Award, the Participant shall notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code or other applicable provision.

               (c) Requirement of Notification Upon Disqualifying Disposition Under Section 421(b) of the Code. If any Participant shall make any disposition of shares of Stock delivered pursuant to the exercise of Incentive Stock Options under the circumstances described in Section 421(b) of the Code
                    (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten days thereof.

         9.6      Effective Date, Termination and Suspension, Amendments.

               (a) Effective Date and Termination. This Plan is effective upon the later of approval of the Plan by the Board of Directors of the Company or the vote of approval by the stockholders of the Company ("Approval Date"). Unless earlier terminated by the Board, this Plan shall terminate at the close of business on the day before the tenth anniversary of the Approval Date. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional Awards may be granted under this Plan, but previously granted Awards (and the authority of the Committee with respect thereto, including the authority to amend such Awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

               (b) Board Authorization. Subject to applicable laws and regulations, the Board of Directors may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part; provided, however, that no such amendment may have the effect of repricing the Exercise Price of Options. No Awards may be granted during any period that the Board of Directors suspends this Plan.

               (c) Stockholder Approval. The Plan must be approved by a majority of votes cast by stockholders of the Company (including votes cast by MSB Financial, MHC under Nasdaq rules), by a majority of the total votes of the Company eligible to be cast (including votes eligible to be cast by MSB Financial, MHC) and by a majority of votes cast by stockholders of the Company (excluding shares voted by MSB Financial, MHC) or such other approval vote as may be required by the Office of Thrift Supervision.

               (d) Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of this Plan or change affecting any outstanding Award shall, without the written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Company under any Award granted under this Plan prior to the effective date of such change. Changes, settlements and other actions contemplated by
                    Section 8 shall not be deemed to constitute changes or amendments for purposes of this Section 9.6.

         9.7      Governing  Law; Compliance  with  Regulations;   Construction;
                  Severability.

               (a) Construction. This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with, the laws of the United States and the laws of the State of New Jersey to the extent not preempted by Federal law.

               (b) Compliance with Regulations. This Plan will comply with the requirements set forth in 12 C.F.R. Section 563b.500. Notwithstanding any other provision in this Plan, no shares of Common Stock shall be issued with respect to any Award to the extent that such issuance would cause the MHC to fail to qualify as a mutual holding company of the Bank under applicable federal laws or regulations.

               (c)  Severability. If a court of competent jurisdiction holds any
                    provision   invalid   and   unenforceable,   the   remaining
                    provisions of this Plan shall continue in effect.

               (d) Section 16 of Exchange Act. It is the intent of the Company that the Awards and transactions permitted by Awards be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the Award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Company shall have no liability to any Participant for Section 16 consequences of Awards or events affecting Awards if an Award or event does not so qualify.

               (e) Compliance with Law. Shares of Common Stock shall not be issued with respect to any Award granted under the Plan unless the issuance and delivery of such shares shall comply with all relevant provisions of applicable law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities laws and the requirements of any stock exchange upon which the shares may then be listed.

               (f) Necessary Approvals. The inability of the Company to obtain any necessary authorizations, approvals or letters of non-objection from any regulatory body or authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares of Common Stock issuable hereunder shall relieve the Company of any liability with respect to the non-issuance or sale of such shares.

               (g) Representations and Warranties of Participants. As a condition to the exercise of any Option or the delivery of shares in accordance with an Award, the Company may require the person exercising the Option or receiving delivery of the shares to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

               (h) Termination for Cause. Notwithstanding anything herein to the contrary, upon the termination of employment or service of a Participant by the Company or an Affiliate for "cause" as defined at 12 C.F.R. Section 563.39(b)(1) as determined by the Board of Directors or the Committee, all Awards held by such Participant which have not yet been delivered shall be forfeited by such Participant as of the date of such termination of employment or service.

               (i)  Cash  Payment  in Lieu  of  Delivery  of  Shares.  Upon  the
                    exercise  of an  Option,  the  Committee,  in its  sole  and absolute discretion, may make a cash payment to the Participant, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the Fair Market Value of the Common Stock on the date of the Option exercise and the exercise price per share of the Option. Such cash payment shall be in exchange for the cancellation of such Option. Such cash payment shall not be made in the event that such transaction would result in liability to the Participant or the Company under Section 16(b) of the Exchange Act and regulations promulgated thereunder, or subject the Participant to additional tax liabilities related to such cash payments pursuant to
                    Section 409A of the Code.

               (j) Certain Regulatory Matters. In the event that the Bank shall be deemed critically undercapitalized (as defined at 12 C.F.R. Section 565.4), is subject to enforcement action by the Office of Thrift Supervision, or receives a capital directive under 12 C.F.R. Section 565.7, then all Options awarded to executive officers or Directors of the Company or its Affiliates must exercise such Options or forfeit such Options.

               (k) Forfeiture of Awards in Certain Circumstances. In addition to any forfeiture or reimbursement conditions the Committee may impose upon an Award, a Participant may be required to forfeit an Award, or reimburse the Company for the value of a prior Award, by virtue of the requirement of Section 304 of the Sarbanes-Oxley Act of 2002 (or by virtue of any other applicable statutory or regulatory requirement), but only to the extent that such forfeiture or reimbursement is required by such statutory or regulatory provision. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash consideration, the Participant shall be repaid the amount of such cash consideration.

         9.8 Captions. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

         9.9 Non-Exclusivity of Plan. Nothing in this Plan shall limit or be deemed to limit the authority of the Board of Directors or the Committee to grant Awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

         9.10 Limitation on Liability. No Director, member of the Committee or the Trustee shall be liable for any determination made in good faith with respect to the Plan, the Trust or any Awards granted. If a Director, member of the Committee or the Trustee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by any reason of anything done or not done by him in such capacity under or with respect to the Plan, the Company shall indemnify such person against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in the best interests of the Company and its Affiliates and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

--------------------------------------------------------------------------------
                               MSB FINANCIAL CORP.
                               1902 LONG HILL ROAD
                          MILLINGTON, NEW JERSEY 07946
                         ANNUAL MEETING OF STOCKHOLDERS
                                 March 10, 2008
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of MSB Financial Corp. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company, which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the Old Mill Inn, 225 Route 202, Basking Ridge, New Jersey 07920, on March 10, 2008, at 3:00 p.m. and at any and all adjournments thereof, in the following manner:


                                                 FOR      WITHHELD
                                                 ---      --------
1. The election as director of the nominees
   listed with terms to expire in 2010
   (except as marked to the contrary below):     [_]        [_]

   E. Haas Gallaway, Jr. W. Scott Gallaway
   Michael A. Shriner


INSTRUCTIONS: To withhold your vote for any nominee, write the nominee's name on the line provided below.

--------------------------------------------------------------------------------

                                                 FOR      AGAINST      ABSTAIN
                                                 ---      -------      -------
2. The ratification of the appointment of
   Beard Miller Company LLP as the
   Company's independent auditor for the
   fiscal year ending June 30, 2008.             [_]        [_]          [_]

3. The approval of the MSB Financial Corp.
   2008 Stock Compensation and Incentive Plan   [_]         [_]          [_]


          The Board of Directors recommends a vote "FOR" all of the above listed nominees and proposals.

--------------------------------------------------------------------------------
THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE NOMINEES LISTED AND ALL OF THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


         Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Company of his or her decision to terminate this Proxy.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and a Proxy Statement.


                                        [_]    Check Box if You Plan
Dated:                                         to Attend the Annual Meeting.
       ------------------------



-------------------------------             ------------------------------------
PRINT NAME OF STOCKHOLDER                   PRINT NAME OF STOCKHOLDER


-------------------------------             ------------------------------------
SIGNATURE OF STOCKHOLDER                    SIGNATURE OF STOCKHOLDER



Please sign exactly as your name appears on this Proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------

[MSB FINANCIAL CORP. LETTERHEAD]


TO:      Participants in the Millington Savings Bank Savings Plan

Date:    February 11, 2008

As described in the enclosed materials, your voting instructions are being requested as a participant under the Millington Savings Bank Savings Plan (the "401K Plan") in connection with an upcoming Annual Meeting of Stockholders of MSB Financial Corp. ("Company"). The Annual Meeting is for the purpose of considering and acting upon the following matters:

          1.   The election of three directors of MSB Financial Corp.;
          2. Ratification of the appointment of Beard Miller Company LLP as the Company's independent auditor for the year ending June 30, 2008; and
          3. The approval of the MSB Financial Corp. 2008 Stock Compensation and Incentive Plan.

We hope you will take advantage of the opportunity to direct the manner in which shares of Company common stock allocated to your account under the 401K Plan will be voted.

Enclosed with this letter are a Proxy Statement, the Company's Annual Report for the fiscal year ended June 30, 2007, and a 401K Plan Voting Instruction Form, which will permit you to vote the shares allocated to your 401K Plan account. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the 401K Plan by marking, dating, signing and returning the enclosed voting instruction ballot in the enclosed, postage-paid Return Envelope addressed to: 401K Plan Vote Tabulation c/o __________("Vote Tabulator"). Please mail the voting instruction form in this Return Envelope as addressed so that it is received no later than February __, 2008. Your voting instructions will be received by the Vote Tabulator, who will tabulate the voting instructions received, and then furnish it to the 401K Plan Trustees. The Vote Tabulator and the 401K Plan Trustees will maintain the confidentiality of your personal voting instructions. The 401K Plan Trustees will certify the totals to the Company for the purpose of having those shares voted.

We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for the 401K Plan are not received in a timely manner, the shares allocated to your account will be voted by the 401K Plan Trustees at the direction of the Company's Board of Directors serving as the 401K Plan Administrator. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

Please note the enclosed material relates only to those shares that have been allocated to your account under the 401K Plan. You will receive other voting material for those shares owned by you individually and not under the 401K Plan.

Sincerely,

/s/Gary T. Jolliffe

Gary T. Jolliffe
President and Chief Executive Officer

401K PLAN VOTING INSTRUCTION FORM
MSB Financial Corp.

/X/ PLEASE MARK VOTES
AS IN THIS EXAMPLE

ANNUAL MEETING OF SHAREHOLDERS                                                                             FOR   WITHHELD
       MARCH 10, 2008                                                 1.   The election as director        [ ]     [ ]
                                                                           of the nominees listed with
The  undersigned  hereby  instructs  the Trustees of the  Millington       terms to expire in 2010
Savings  Bank  Savings  Plan ("401K  Plan") to vote,  as  designated       (except as marked to the
below,  all the  shares  of  Common  Stock  of MSB  Financial  Corp.       contrary below):
("Company")  allocated to the undersigned  pursuant to the 401K Plan
as of January 29, 2008, at  the Annual Meeting of Stockholders  (the       E. Haas Gallaway, Jr.
"Meeting"),  to be held at the Old Mill Inn, 225 Route 202,  Basking       W. Scott Gallaway
Ridge,  New Jersey 07920,  on March 10, 2008, at 3:00 p.m. and at          Michael A. Shriner
any and all adjournments thereof, in the following manner:

                                                                      INSTRUCTION:  To  withhold  authority  to  vote  for a  listed nominee(s),  write  the  nominee's  name in the line  provided below.


                                                                                                           FOR   AGAINST   ABSTAIN
                                                                      2.   Ratification of the             [ ]     [ ]        [ ]
                                                                           appointment of Beard
                                                                           Miller Company LLP
                                                                           as the Company's independent
                                                                           Auditors for the year ending
                                                                           June 30, 2008.

                                                                      3.   Approval of the MSB             [ ]     [ ]        [ ]
                                                                           Financial Corp. 2008
                                                                           Stock Compensation and
                                                                           Incentive Plan.

                                                                      If you return this 401K Plan Voting Instruction Form
                                                                      properly signed, but you do not otherwise specify, shares
                                                                      allocated to your 401K Plan account will be voted "FOR" the above listed nominees and proposals. If you do not return this
                                                                      401K Plan Voting Instruction Form, your shares will be
                                                                      voted by the Trustees at the direction of the Company's Board of Directors serving as the 401K Plan Administrator.


                                                                      The Company's Board of Directors recommends a vote "FOR"
                                                                      the above listed nominees and proposals.  It is anticipated that, subject to its fiduciary duty, the Company's  Board of
                                                                      Directors  serving as the 401K Plan Administrator will
                                                                      instruct the 401K Plan Trustees to vote the all shares for which no timely voting direction is received "FOR" the above listed nominees and proposals.

Dated:________________, 2008                                          ______________________
                                                                      Signature
                                                                      Print Name: _____________________

PLEASE ACT PROMPTLY
SIGN,  DATE AND  RETURN  THIS 401K PLAN  VOTING  INSTRUCTION  FORM  TODAY IN THE
ENCLOSED FORM ADDRESSED TO THE VOTE TABULATOR.
